UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/31/2006

Transcontinental Realty Investors, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-09240

Neveda	94-6565852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1800 Valley View Lane
Suite 300
Dallas, Texas 75240
(Address of principal executive offices, including zip code)

469-522-4200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

Section 2 B Financial Information

Item 2.02. Results of Operations and Financial Condition

On March 31, 2006, Transcontinental Realty Investors, Inc. ("TCI" or the "Company") announced its operational results for the year ended December 31, 2005. A copy of the announcement is attached as Exhibit "99.1."

The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit "99.1" attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

Section 9 B Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)        Exhibits.

The following exhibit is furnished with this Report:

Exhibit Designation

        Description of Exhibit

        99.1*

Earnings Release dated March 31, 2006.

_____________________

*Furnished herewith.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcontinental Realty Investors, Inc.

Date: March 31, 2006	By:	/s/ Steven A. Abney
Steven A. Abney
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer and Acting Principal Executive Officer)

Exhibit Index

Exhibit No.	Description
EX-99.	Exhibit 99.1